Exhibit 10.22a


                                OMNIBUS AMENDMENT
                      TO MILLIKEN A-1 TRANSACTION DOCUMENTS

         THIS OMNIBUS AMENDMENT TO MILLIKEN A-1 TRANSACTION DOCUMENTS dated as of December 1, 2000 (this "Amendment") is an amendment to (i) that certain Participation Agreement (Milliken A-1) dated as of May 1, 1999 (the "Participation Agreement"; capitalized terms not otherwise defined herein shall have the meanings set forth in Appendix A to the Participation Agreement), among AES EASTERN ENERGY, L.P. ("AES"), as Lessee, DCC PROJECT FINANCE FOURTEEN, INC., as Owner Participant (the "Owner Participant"), MILLIKEN FACILITY TRUST A-1, as Owner Trust (the "Owner Trust"), BANKERS TRUST COMPANY, not in its individual capacity, except as expressly provided therein, but solely as Indenture Trustee (the "Indenture Trustee"), and BANKERS TRUST COMPANY, not its individual capacity, except as expressly provided therein, but solely as Pass Through Trustees (the "Pass Through Trustees"), (ii) the Site Lease, (iii) the Depositary Agreement and (iv) the Facilities Support Agreement (together with the Participation Agreement, the Site Lease and the Depositary Agreement, the "Transaction Documents").

         The parties hereto desire to amend, and do hereby amend the Transaction Documents to make certain changes as set forth below.

         SECTION 1. AMENDMENTS.

         The parties hereto agree as follows:

         (a) Section 3.1(h)(ii) of the Participation Agreement is amended by replacing the words "Part I" each time they appear therein with the words "Item 1".

         (b) Section 6.2(a) of the Participation Agreement is amended by replacing the first seven lines thereof with the following: "(a) Notwithstanding any provision to the contrary set forth in the Depositary Agreement, AEE will not make any Distribution (and will not permit any AEE Subsidiary to make any Distribution other than to AEE or any other AEE Subsidiary) unless such Distribution is made on or within 10 Business Days after a Rent Payment Date (commencing with the Rent Payment Date occurring on July 2, 2000 as specified in clause (vii) below) and at the time of such Distribution (and during the period between the date that occurs 5 Business Days after a Rent Payment Date and the time of such Distribution) the following conditions are satisfied:".

         (c) Appendix A to the Participation Agreement is amended by:

             (i) replacing in the definition for "Closing Appraisal" the percentage "81.75%" each time it appears therein with the percentage "86.75%";

             (ii) replacing in the definition for "Engineering Report" the date
                  "May 14, 1999" each time it appears therein with the date "May 12, 1999";


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             (iii) replacing in the definition for "Ineligible Transferee" the section reference of "5.3(c)" each time it appears therein with the section reference "5.3(a)";

             (iv) replacing in the definition for "Overdue Rate" the word
                  "rated" the first time it appears therein with the words "rate of a"; and

             (v) replacing the definition of "Related Site Lease" in its entirety with the following:

                  ""Related Site Lease" shall mean each "Site Lease", on substantially the same terms and conditions as under the Site Lease, and dated the same date as the Lease Financing, relating to the lease financing of the Related Facility."

         (d) Schedule 1 to the Participation Agreement is amended by replacing the Lessor's Account number "48430-0" each time it appears therein with the Lessor's Account number"48436-0".

         (e) The Site Lease is amended by replacing the amount "$31,388.84" each time it appears therein with the amount "$161,007.19".

         (f) Section 3.1(b)(ix) "Ninth" of the Depositary Agreement is amended by replacing the words "(or, if not on such date, within five Business Days thereafter)" with the words "(or, if not on such date, within 10 Business Days thereafter)" in the first and second line thereof.

         (g) Exhibit A to the Depository Agreement is amended by replacing the words "Operating Account" each time they appear therein with the words "Revenue Account".

         (h) Exhibit B to the Depositary Agreement is amended by:

             (i) replacing the words "(or within five Business Days after such Rent Payment Date)" with the words "(or within 10 Business Days after such Rent Payment Date)" in paragraph "Ninth" thereof; and

             (ii) replacing the words "or is within five (5) Business Days after" with the words "or is within 10 Business Days after" in paragraph 16a thereof.

         (i) ANNEX 5-Ninth to Exhibit B to the Depositary Agreement is amended by replacing the words "or within 5 Business Days of which" with the words "or within 10 Business Days of which" in clause 2 thereof.




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         (j) The signature page to the Facilities Support Agreement is amended by replacing the word "Facility" each time it appears therein with the word "Facilities".

         SECTION 2. MISCELLANEOUS.

         (a) Lessee hereby agrees to deliver (i) pursuant to Section 4.6 of the Participation Agreement, an Officer's Certificate of AEE, (ii) an original executed copy of the Payment Undertaking Agreement by Morgan Guaranty Trust Company, (iii) an original executed copy of the Depositary Agreement and (iv) all appendices to the EPC Contract.

         (b) This Amendment is hereby made a part of the Transaction Documents, as expressly amended hereby, and each of the Transaction Documents is hereby ratified and confirmed in all respects.

         (c) The Owner Participant of the Trust, pursuant to Section 5.02 of the Trust Agreement, hereby authorizes and directs Wilmington Trust Company, as Trustee of the Trust, to execute and deliver this Amendment on behalf of the Trust. The Owner Participant confirms that each such action by the Trustee pursuant to the foregoing authorization and direction (i) is permitted by and authorized under the Trust Agreement and does not violate or constitute a breach of the Trust Agreement or any other Operative Document, (ii) does not constitute bad faith, willful misconduct, negligence or gross negligence, and (iii) is covered by the indemnification provided under Section 7.01 of the Trust Agreement.

         (d) This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which, when so executed and delivered, shall be an original, but all such counterparts shall together constitute but one and the same instrument.

         (e) From time to time each party hereto shall perform such acts and execute such instruments as shall reasonably be requested by any other party hereto for the purpose of carrying out and effectuating this Amendment and the intent hereof.





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         IN WITNESS WHEREOF, the parties hereto have each caused this Amendment to be duly executed by their respective officers hereunto duly authorized as of the date first above written.




                                       DCC PROJECT FINANCE FOURTEEN, INC.,
                                       as Owner Participant

                                       By:
                                          -------------------------------------
                                          Name:
                                          Title:

                                       MILLIKEN FACILITY TRUST A-1
                                       By: Wilmington Trust Company, not in its
                                           individual capacity, but solely as
                                           Trustee under the Trust Agreement

                                       By:
                                          -------------------------------------
                                          Name:
                                          Title:

                                       AES EASTERN ENERGY, L.P.


                                       By:
                                          -------------------------------------
                                          Name:
                                          Title:

                                       BANKERS TRUST COMPANY,
                                       not in its individual capacity, except
                                       as expressly set forth herein, but as
                                       Indenture Trustee under the Indenture
                                       Trust Agreement


                                       By:
                                          -------------------------------------
                                          Name:
                                          Title:




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                                       BANKERS TRUST COMPANY,
                                       not in its individual capacity,
                                       except expressly set forth herein,
                                       but as Pass Through Trustees under
                                       the Pass Through Trust Agreements


                                       By:
                                          -------------------------------------
                                          Name:
                                          Title:




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